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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report: April 23, 2003

                        (Date of earliest event reported)


                        THE REYNOLDS AND REYNOLDS COMPANY

             (Exact name of registrant as specified in the charter)


         OHIO                             1-10147              31-0421120

(State or other jurisdiction     (Commission File No.)       (IRS Employer
       of incorporation)                                   Identification No.)


                        THE REYNOLDS AND REYNOLDS COMPANY
                   115 SOUTH LUDLOW STREET, DAYTON, OHIO 45402

                    (Address of Principal Executive Offices)


                                 (937) 485-2000

               (Registrant's telephone number including area code)


                                       N/A

          (Former name or former address, if changed since last report)


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ITEM 9.  REGULATION FD DISCLOSURE

         The following information is furnished pursuant to "Item 9. Regulation FD Disclosure" and "Item 12. Disclosure of Results of Operations and Financial Condition."

         On April 23, 2003, The Reynolds and Reynolds Company issued an earnings release announcing its financial results for the quarter ended March 31, 2003. A copy of the earnings release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    THE REYNOLDS AND REYNOLDS COMPANY


                                    By: /s/ Douglas M. Ventura
                                    ----------------------------------------
                                    Douglas M. Ventura, Vice President, General
                                    Counsel and Secretary

Dated:   April 23, 2003

EXHIBIT INDEX

         99.1     Press Release dated April 23, 2003

                                       2